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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  April 14, 1997



                        AMOCO CORPORATION
     (Exact name of registrant as specified in its charter)



        Indiana                  1-170-2          36-1812780
(State or other jurisdiction  (Commission   (IRS Employer
 of incorporation)             File Number)  Identification No.)



200 East Randolph Drive, Chicago, Illinois             60601
   (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code (312) 856-6111


                            (No Change)
  (Former name or former address, if changed since last report).
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events


      Amoco  Corporation ("Amoco") changed the basis  upon  which operations  are  grouped  for  the purpose  of  business  segment

reporting  to  the  external  financial  community  to   maintain

alignment  with changes made in its internal structure. Recently,

Amoco  restructured  its  Petroleum  Products  liquids  marketing businesses  into  a  North American business  unit.  Accordingly,

beginning  in  the  first quarter of 1997,  Canadian  supply  and marketing  operations  for  crude oil,  sulfur  and  natural  gas liquids  will  be  included  in the Petroleum  Products  segment.

Previously, those businesses were reported in the Exploration and

Production segment.

      Shown  below  are restated segment earnings for  the  years

1996,  1995 and 1994. Also disclosed are restated quarterly  data for 1996 and 1995.
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                           1996      1995     1994
Segment Earnings              (million of dollars)
Exploration and Production
   United States .......  $1,132    $  463   $  820
   Canada ..............     201      (102)     113
   Overseas ............     451       333       11
     Subtotal ..........   1,784       694      944
Petroleum Products .....     528       491      496
Chemicals ..............     735       963      485
Corporate and Other
 Operations ............    (213)     (286)    (136)
     Net Income ........  $2,834    $1,862   $1,789



Year 1996                  First    Second    Third    Fourth
                          Quarter   Quarter  Quarter   Quarter
Segment Earnings                  (million of dollars)
Exploration and Production
   United States .......  $  281    $  234   $  224    $  393
   Canada ..............      90        26        8        77
   Overseas ............     121        85      104       141
     Subtotal ..........     492       345      336       611
Petroleum Products .....      62       119      119       228
Chemicals ..............     240       173      217       105
Corporate and Other
 Operations ............     (66)      (37)     (37)      (73)
     Net Income ........  $  728    $  600   $  635    $  871



Year 1995                  First    Second    Third    Fourth
                          Quarter   Quarter  Quarter   Quarter
Segment Earnings                  (million of dollars)
Exploration and Production
   United States .......  $  175    $  189   $  159    $  (60)
   Canada ..............       6        11      (25)      (94)
   Overseas ............      87        61       91        94
     Subtotal ..........     268       261      225       (60)
Petroleum Products .....      59       126      146       160
Chemicals ..............     233       246      296       188
Corporate and Other
 Operations ............     (37)     (100)     (68)      (81)
     Net Income ........  $  523    $  533   $  599    $  207
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                            SIGNATURE


Pursuant  to the requirements of the Securities Exchange  Act  of

1934, the registrant has duly caused this report to be signed  on its behalf by the undersigned hereunto duly authorized.









                                     AMOCO CORPORATION
                                       (Registrant)




Date   April 14, 1997           Judith G. Boynton
                                Judith G. Boynton
                                Vice President and Controller
                                (Duly Authorized and Chief
                                 Accounting Officer)
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